Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 18. Commitments and Contingencies

Litigation & Environmental

We are party to various ongoing and potential legal actions relating to our entitled ownership interests in certain properties. We evaluate the merits of existing and potential claims and accrue a liability for any that meet the recognition criteria and can be reasonably estimated. We did not recognize any liability as of June 30, 2017 and December 31, 2016. Our estimates are based on information known about the matters and the input of attorneys experienced in contesting, litigating, and settling similar matters. Actual amounts could differ from our estimates and other claims could be asserted.

From time to time, we could be liable for environmental claims arising in the ordinary course of business. No environmental obligations were recognized at June 30, 2017 and December 31, 2016.

Firm Gas Transportation Service Agreement

The Company has an existing firm gas transportation service agreement with Regency Intrastate Gas LLC as discussed in our 2016 Form 10-K.

Letters of Credit and Certificate of Deposit

The company has existing standby letters of credit issued to the Louisiana Office of Conservation and the Railroad Commission of Texas. These standby letters of credit are cash collateralized by certificates of deposits. The fair value of the certificates of deposits were $0.8 million and $0.9 million at June 30, 2017 and December 31, 2016, respectively, and were recorded on our balance sheet as restricted cash.

Dedicated Fracturing Fleet Services Agreements

During the six months ended June 30, 2017, the Company entered into two dedicated fracturing fleet services agreements to complete wells in a timely manner following conclusion of drilling operations.

On March 15, 2017, we entered into 20-month dedicated fracturing fleet services agreement. The agreement may be extended for an additional twelve months. We have agreed to pay a fixed monthly service fee of $2.7 million that covers equipment and personnel costs. In addition to the fixed monthly service charge, we have agreed to pay a fixed fee for each stage completed in excess of 360 stages per calendar quarter. We have also agreed to pay a pass through fee for the cost of chemicals and fuel plus 10%. We have the right to terminate the contract with appropriate notice; however, an early termination fee of approximately $1.4 million times the number of months remaining under the initial term of the contract would be payable on the termination date.

On June 1, 2017, we entered into a 23-month dedicated fracturing fleet services agreement, which may be extended for an additional twelve months. We have agreed to pay a fixed monthly service fee of $2.8 million that covers equipment and personnel costs. In addition, we have agreed to pay a fixed fee for each stage completed in excess of 115 stages per month. We have also agreed to pay a pass through fee for the cost of chemicals and fuel plus 10%. We have the right to terminate the contract with appropriate notice; however an early termination fee of $1.4 million times the number of months remaining under the initial term of the contract would be payable on the termination date.

Interruptible Water Availability Agreement

The Company entered into an interruptible water availability agreement with the Brazos River Authority (“BRA”) that began on February 1, 2017 and ends on December 31, 2021. The agreement provides us with an aggregate of 6,978 acre-feet of water per year from the Brazos River at prices that may be adjusted periodically by BRA. The agreement requires annual payments to be made on or before February 15 of each year during the term of the agreement. We recorded a payment of $0.4 million during the six months ended June 30, 2017.

Note 17. Commitments and Contingencies

Litigation & Environmental

We are party to various ongoing and threatened legal actions relating to our entitled ownership interests in certain properties. We evaluate the merits of existing and potential claims and accrue a liability for any that meet the recognition criteria and can be reasonably estimated. We did not recognize any liability as of December 31, 2016 and 2015. Our estimates are based on information known about the matters and the input of attorneys experienced in contesting, litigating, and settling similar matters. Actual amounts could differ from our estimates and other claims could be asserted.

From time to time, we could be liable for environmental claims arising in the ordinary course of business. At December 31, 2016 and 2015, no environmental obligations were recognized.

Transportation

WHR II was assigned a firm gas transportation service agreement with Regency Intrastate Gas LLC (the “Transporter”) as a result of our property acquisition on August 8, 2013. Under the terms of the agreement, we are obligated to pay total daily transportation fees not to exceed $0.30 per MMBtu per day for quantities of 40,000 MMBtu per day to the Transporter until March 5, 2019.

Our minimum commitments to the Transporter as of December 31, 2016 is as follows (in thousands):

2017	2018	2019
$4,380	$4,380	$768

Lease Obligations

We currently lease corporate office space through May 31, 2021. Total general and administrative rent expense for the year ended December 31, 2016, 2015 and 2014 was $0.9 million, $0.8 million and $0.4 million, respectively. WHRM entered into the office lease agreement in 2013 that has escalating payments between July 2014 and May 2021. The average annual lease payment is $1.2 million over the life of the lease.

We have entered into drilling services agreements with varying terms. We have entered into compressor and equipment rental agreements with various terms. The compressor and equipment rental agreements expire at various times with the latest expiring in March 2017. Most of these agreements contain 30 day termination clauses. Total compressor and equipment rental expense incurred in 2016, 2015 and 2014 was $0.6 million, $1.0 million and $0.7 million, respectively.

The table below reflects our minimum commitments as of December 31, 2016:

	2017	2018	2019	2020	Thereafter
Office Lease	$1,235	$1,259	$1,282	$1,306	$548
Compressor and Equipment	1,599	—	—	—	—

Total	$2,834	$1,259	$1,282	$1,306	$548